Exhibit 10.37

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

(*****) INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Amendment to
Supply Agreement

This Amendment is entered into as of January 1, 2008, by and between Xtra Congelados S.A. de C.V., formerly known as Congelados Don Jose, S.P.R. de R.L., a Mexican limited liability company (“Processor”) and Birds Eye Foods, Inc., having its principal offices at 90 Linden Oaks, Rochester, New York 14625 (“Buyer”), in order to amend the Supply Agreement, dated as of August 23, 2005, by and between Processor and Buyer as previously amended (“Agreement”).

1.             Section 2(c) of the Agreement sets forth a procedure for Processor and Buyer to adjust the prices for each Pack Year. In lieu of the price increases which would result under Section 2(c), Processor and Buyer hereby agree that the prices as set forth in the attached exhibit titled “XTRA CONGELADOS, BEFI INVOICING PRICES” shall replace the prices previously in effect as of January 1, 2008 for the Pack Year beginning on such date.

2.             For Pack Years beginning on or after January 1, 2009, Processor and Buyer agree that the provisions of Section 2(c) shall apply.

3.             Section 4 (a) Processor and Buyer agree the new set of Specifications Exhibit D

4.             Capitalized terms not defined in this Amendment shall have the same meaning as set forth in the Agreement.

5.             Except as expressly modified by this Amendment, the terms, conditions, and provisions of the Agreement remain in full force and effect as stated in the Agreement.

IN WITNESS WHEREOF, this Amendment has been entered into as of the date first above written.

XTRA CONGELADOS S.A. de C.V.

By:	/s/ Guillermo Garcia Rabage
Name:	Guillermo Garcia Rabage
Title:	General Manager

BIRDS EYE FOODS, INC.

By:	/s/ Paul Digenova
Name:	Paul Digenova
Title:	V.P. Commodity Management

XTRA CONGELADOS

BEFI INVOICING PRICES

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EXHIBIT D

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